Exhibit 10.1

Execution Version

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of November 8, 2019 and effective as of immediately prior to the consummation of the Merger (as defined below) (the “Effective Time”), is made by and among AdaptHealth Corp., a Delaware corporation (“Pubco”), AdaptHealth Holdings LLC, a Delaware limited liability company (the “Company”), and the holders from time to time of the Company’s Common Units (as defined below) listed on Exhibit A hereto (collectively, the “Members” and individually, a “Member”).

WHEREAS, Pubco intends to consummate the transactions (the “Merger”) described in that certain Agreement and Plan of Merger, dated as of July 8, 2019, by and among Pubco, the Company, BM AH Holdings, LLC, a Delaware limited liability company (the “BM Blocker”), Access Point Medical, Inc., a Delaware corporation (the “A Blocker” and, together with the BM Blocker, the “Blockers”), DFB Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), AH Representative LLC, a Delaware limited liability company (the “Company Unitholders’ Representative”), and, solely for purposes of Section 7.20 thereof, the BM Blocker Sellers (as defined therein) and, solely for purposes of Section 7.21 thereof, the A Blocker Seller (as defined therein); and

WHEREAS, the parties to this Agreement desire to provide for the exchange of Exchangeable Units together with shares of Class B Common Stock (as defined below) for shares of Class A Common Stock (as defined below), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

Section 1.1                                    Definitions.

As used in this Agreement, the following terms have the following meanings:

“Affiliate” has the meaning set forth in the LLC Agreement.

“Agreement” has the meaning set forth in the preamble.

“Business Day” means a day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York or the State of Delaware are authorized or required by law to be closed.

“Cash Payment” means, with respect to any Exchange, an amount in cash equal to the product of (x) the Net Exchanged Unit Amount, (y) the then-applicable Exchange Rate, and (z) the Class A Common Stock Value.

“Change of Control” has the meaning set forth in the Tax Receivable Agreement.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of Pubco.

“Class A Common Stock Value” means, with respect to any Exchange, the arithmetic average of the volume-weighted average prices for a share of Class A Common Stock on the principal U.S. securities exchange or automated or electronic quotation system on which the Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the three (3) consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the date the related Exchange Notice is delivered, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock. If the Class A Common Stock no longer trades on a securities exchange or automated or electronic quotation system, then the Class A Common Stock Value shall be determined in good faith by a majority of the directors of Pubco that do not have an interest in the Exchangeable Units and shares of Class B Common Stock being Exchanged.

“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of Pubco.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Unit” has the meaning set forth in the LLC Agreement.

“Contribution Notice” has the meaning set forth in Section 2.1(a)(iv).

“Effective Time” has the meaning set forth in the preamble.

“Exchange” has the meaning set forth in Section 2.1(a)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Date” has the meaning set forth in Section 2.1(a)(iii).

“Exchange Notice” has the meaning set forth in Section 2.1(a)(iii).

“Exchange Rate” means the number of shares of Class A Common Stock for which one Common Unit is entitled to be Exchanged. The Exchange Rate will also be used to determine the number of shares of Class B Common Stock that a Member must surrender upon an Exchange. On the date of this Agreement, the Exchange Rate shall be one, subject to adjustment pursuant to Section 2.2 of this Agreement.

“Exchangeable Unit” means a Common Unit. For the avoidance of doubt, the Common Units held by Pubco are not Exchangeable Units.

“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, or other restrictions on title or transfer of any nature whatsoever.

“LLC Agreement” means the Fifth Amended and Restated Limited Liability Company Agreement of the Company dated as of the date hereof, as the same may be amended, amended and restated or replaced from time to time.

“Manager” has the meaning set forth in the LLC Agreement.

“Member” has the meaning set forth in the preamble.

“Merger” has the meaning set forth in the recitals.

“Net Exchanged Unit Amount” means, with respect to an Exchange, the number of Common Units set forth in the applicable Exchange Notice.

“Permitted Transferee” has the meaning set forth in the LLC Agreement.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Pubco” has the meaning set forth in the recitals.

“Registration Rights Agreement” means the Registration Rights Agreement by and among Pubco and the other parties thereto, dated as of the date hereof, as the same may be amended, amended and restated or replaced from time to time.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof and without limitation, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the manager, managing member, managing director (or a board comprised of any of the foregoing) or general partner of such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries.

“Takeover Laws” means any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby.

“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated on or about the date hereof, among Pubco, the Company and the other parties thereto, as the same may be amended, amended and restated or replaced from time to time.

“Trading Day” means a day on which the Nasdaq Capital Market or such other principal U.S. securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day) or if the shares of Class A Common Stock are not listed or admitted to trading on such exchange, on the automated quotation system on which the shares of Class A Common Stock are then authorized for quotation.

“Voting Securities” means any equity securities of Pubco that are entitled to vote generally in matters submitted for a vote of Pubco’s stockholders or generally in the election of Pubco’s Board of Directors.

ARTICLE II.

Section 2.1                                    Exchange of Common Units.

(a)                                 Elective Exchanges.

(i)                                     Each Member shall be entitled, upon the terms and subject to the conditions hereof and the LLC Agreement, to surrender Exchangeable Units and a corresponding number of shares of Class B Common Stock after taking into account the Exchange Rate (in each case, free and clear of all Liens) to Pubco in exchange for the delivery to such Member (or its designee) of either, at the option of Pubco, (x) a number of shares of Class A Common Stock that is equal to the product of the applicable Net Exchanged Unit Amount multiplied by the Exchange Rate or (y) the applicable Cash Payment. Any exchange of Exchangeable Units and Class B Common Stock for Class A Common Stock or the Cash Payment, as applicable, is defined herein as an “Exchange.” Subject to Section 2.1(a)(ii), a Member may Exchange Common Units at any time and from time to time, but a Member may not Exchange Common Units more than once per fiscal quarter without the prior consent of Pubco or the Manager. The minimum number of Exchangeable Units (and corresponding number of shares of Class B Common Stock after taking into account the Exchange Rate, if any) that may be exchanged by any Member shall be the lesser of (A) 10,000 and (B) all of the Exchangeable Units (and corresponding number of shares of Class B Common Stock after taking into account the Exchange Rate, if any) then held by such Member and its Affiliates, except that such minimum shall not apply if such Exchange is in connection with the exercise of any incidental registration rights pursuant to the Registration Rights Agreement.

(ii)                                  Notwithstanding anything to the contrary contained herein, no Member shall be entitled to effectuate an Exchange of Exchangeable Units (and a corresponding number of shares of Class B Common Stock after taking into account the Exchange Rate, if any) as set forth in this Section 2.1(a), and Pubco shall have the right to refuse to honor any request for such an Exchange, if at any time Pubco determines based on the advice of counsel that such Exchange (1) would be prohibited by law or regulation (including, without limitation, the unavailability of a registration of such Exchange under the Securities Act, or an exemption from the registration requirements thereof), (2) would not be permitted under any agreement with Pubco or any of its Subsidiaries to which the applicable Member is party (including, without limitation, the LLC Agreement), (3) would result in a negative adjustment from the Exchange under Section 743(b) of the Code with respect to the Company, or (4) solely in the case of an Exchange requested by an officer, director or other personnel of Pubco, the Company or any of their Subsidiaries, would not be permitted under any written policy of Pubco, the Company or any of their Subsidiaries related to restrictions on trading by such officers, directors or other personnel. Upon such determination, Pubco shall notify the Member requesting the Exchange of such determination, which such notice shall include an explanation in reasonable detail as to the reason that the Exchange has not been honored.

(iii)                               A Member shall exercise its right to effectuate an Exchange of Exchangeable Units and a corresponding number of shares of Class B Common Stock after taking into account the Exchange Rate (if any), as set forth in this Section 2.1(a) by delivering to Pubco and the Company during normal business hours, (A) a written election of exchange in respect of the Exchangeable Units to be exchanged substantially in the form of Exhibit B hereto (an “Exchange Notice”), duly executed by such Member, (B) any certificates in such Member’s possession representing such Exchangeable Units, (C) any stock certificates in such Member’s possession representing such shares of Class B Common Stock and (D) if Pubco or any exchanging Subsidiary requires the delivery of the certification contemplated by Section 2.4(b), such certification or written notice from such Member that it is unable to provide such certification. An Exchange pursuant to this Section 2.1(a) shall be effected on the second Business Day following the Business Day on which Pubco shall have received the items specified in clauses (A)-(D) of the first sentence of this Section 2.1(a)(iii) or such later date that is a Business Day specified in the Exchange Notice (such Business Day, the “Exchange Date”); provided, that Pubco may establish alternate exchange procedures as necessary in order to facilitate the establishment by a Member of a trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act. On the Exchange Date, all rights of the exchanging Member as a holder of the Exchangeable Units and shares of Class B Common Stock that are subject to the Exchange shall cease, and unless Pubco has elected Cash Payment, such Member (or its designee) shall be treated for all purposes as having become the record holder of the shares of Class A Common Stock to be received by the exchanging Member in respect of such Exchange.

(iv)                              Within two (2) Business Days following the Business Day on which Pubco has received the Exchange Notice, Pubco shall give written notice (the “Contribution Notice”) to the exchanging Member of its intended settlement method; provided that if Pubco does not timely deliver a Contribution Notice, Pubco shall be deemed to have not elected the Cash Payment method.

(v)                                 A Member may specify, in an applicable Exchange Notice, that the Exchange is to be contingent (including as to timing) upon the occurrence of any transaction or event, including the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering, Change of Control transaction or otherwise) of shares of Class A Common Stock or any merger, consolidation or other business combination.

(vi)                              Notwithstanding anything to the contrary herein, the settlement method with respect to an Exchange by the Company pursuant to Section 7.1 of the LLC Agreement shall be the applicable Cash Payment.

(b)                                 Change of Control. Pubco shall provide written notice of an expected Change of Control to all Members within the earlier of (x) five (5) Business Days following the execution of the agreement with respect to such Change of Control and (y) ten (10) Business Days before the proposed date upon which the contemplated Change of Control is to be effected, indicating in such notice such information as may reasonably describe the Change of Control transaction, subject to applicable law, including the date of execution of such agreement or such proposed effective date, as applicable, the amount and types of consideration to be paid for Exchangeable Units and shares of Class B Common Stock or shares of Class A Common Stock, as applicable, in the Change of Control (which consideration shall be equivalent whether paid for Exchangeable Units and shares of Class B Common Stock or shares of Class A Common Stock), any election with respect to types of consideration that a holder of Exchangeable Units and shares of Class B Common Stock or shares of Class A Common Stock, as applicable, shall be entitled to make in connection with the Change of Control, the percentage of total Exchangeable Units and shares of Class B Common Stock or shares of Class A Common Stock, as applicable, to be transferred to the acquirer by all shareholders in the Change of Control, and the number of Exchangeable Units and shares of Class B Common Stock held by each Member that Pubco intends to require to be Exchanged for shares of Class A Common Stock in connection with the Change of Control. Pubco shall update such notice from time to time to reflect any material changes to such notice. Pubco may satisfy any such notice and update requirements described in the preceding two sentences by providing such information on a Form 8-K, Schedule TO, Schedule 14D-9, Preliminary Merger Proxy on Schedule 14A, Definitive Merger Proxy on Schedule 14A or similar form filed with the SEC.

(c)                                  Exchange Consideration. As promptly as practicable on or after the Exchange Date, provided the Member has satisfied its obligations under Section 2.1(a)(iii), Pubco shall deliver or cause to be delivered to such Member (or its designee), either certificates or evidence of book-entry shares representing the number of shares of Class A Common Stock deliverable upon the applicable Exchange, registered in the name of the relevant exchanging Member (or its designee) or, if Pubco has so elected, the Cash Payment. Notwithstanding anything set forth in this Section 2.1(c) to the contrary, to the extent the Class A Common Stock issued in the exchange will be settled through the facilities of The Depository Trust Company, Pubco will, upon the written instruction of an exchanging Member, deliver the shares of Class A Common Stock deliverable to such Member through the facilities of The Depository Trust Company to the account of the participant of The Depository Trust Company designated by such Member in the Exchange Notice. Upon a Member exercising its right to Exchange in accordance with Section 2.1(a)(i), Pubco shall take such actions as may be required to ensure that such Member receives the shares of Class A Common Stock or the Cash Payment that such exchanging Member is entitled to receive in connection with such Exchange pursuant to this Section 2.1.

(d)                                 Legends.

(i)                                     The shares of Class A Common Stock issued upon an Exchange, other than any such shares issued in an Exchange subject to an effective registration statement under the Securities Act, shall bear a legend in substantially the following form:

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(ii)                                  Pubco covenants and agrees that, if a registration statement under the Securities Act is effective and available for Class A Common Stock to be delivered with respect to any Exchange, Class A Common Stock that have been registered under the Securities Act shall be delivered in respect of such Exchange. If any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the exchanging Member requesting such Exchange, Pubco shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. Pubco shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

(iii)                               If (A) any shares of Class A Common Stock have been sold pursuant to a registration statement that has been declared effective by the SEC, (B) all of the applicable conditions of Rule 144 are met, or (C) the legend (or a portion thereof) otherwise ceases to be applicable, Pubco, upon the written request of the holder thereof, shall promptly provide such holder or its respective transferees with new certificates (or evidence of book-entry share) for securities of like tenor not bearing the provisions of the legend with respect to which the restriction has terminated. In connection therewith, such holder shall provide Pubco with such information in its possession as Pubco may reasonably request (which may include an opinion of counsel reasonably acceptable to Pubco) in connection with the removal of any such legend.

(e)                                  Cancellation of Class B Common Stock. Any shares of Class B Common Stock surrendered in an Exchange shall automatically be deemed cancelled without any action on the part of any Person, including Pubco. Any such cancelled shares of Class B Common Stock shall no longer be outstanding, and all rights with respect to such shares shall automatically cease and terminate.

(f)                                   Expenses. Subject to any other arrangement or agreement among Pubco and an applicable Member, Pubco, any exchanging Subsidiary and each exchanging Member shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Pubco shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Member that requested the Exchange (or The Depository Trust Company or its nominee for the account of a participant of The Depository Test Company that will hold the shares for the account of such Member) or the Cash Payment is to be paid to a Person other than the Member that requested the Exchange, then such Member or the Person in whose name such shares are to be delivered or to whom the Cash Payment is to be paid shall pay to Pubco the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Pubco that such tax has been paid or is not payable.

(g)                                  Publicly Traded Partnership. Notwithstanding anything to the contrary herein, if the Manager of the Company, after consultation with its outside legal counsel and tax advisor, shall determine in good faith that interests in the Company do not meet the requirements of Treasury Regulation Section 1.7704-1(h) (or other provisions of those Regulations as determined by the Manager in its sole discretion), the Company may impose such restrictions on Exchanges as the Company may reasonably determine to be necessary or advisable so that the Company is not treated as a “publicly traded partnership” under Section 7704 of the Code.

Section 2.2                                    Adjustment.

The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any stock or unit split, stock or unit dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class B Common Stock or Common Units that is not accompanied by a substantively identical subdivision or combination of the Class A Common Stock; or (b) any subdivision (by any stock or unit split, stock or unit dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class A Common Stock that is not accompanied by a substantively identical subdivision or combination of the shares of Class B Common Stock or Common Units. To the extent not reflected in an adjustment to the Exchange Rate, if there is any reclassification, reorganization, recapitalization or other similar transaction (including any Change of Control) in which the Class A Common Stock is converted or changed or exchanged into or for another security, securities or other property, then upon any subsequent Exchange, an exchanging Member shall be entitled to receive the amount of such security, securities or other property that such exchanging Member would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction (including any Change of Control) in which the Class A Common Stock is converted or changed or exchanged into or for another security, securities or other property, this Section 2.2 shall continue to be applicable, mutatis mutandis, with respect to such security or other property.

Section 2.3                                    Class A Common Stock to be Issued.

(a)                                 Pubco shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be sufficient to effect the conversion of all outstanding Common Units; provided, however, that nothing contained herein shall be construed to preclude Pubco from satisfying its obligations in respect of any such Exchange by delivery of unencumbered purchased shares of Class A Common Stock (which may or may not be held in the treasury of Pubco or any subsidiary thereof) or cash in lieu of shares of Class A Common Stock in accordance with this Agreement.

(b)                                 Pubco has taken and will take all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of equity securities of Pubco (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of Pubco for such purposes that result from the transactions contemplated by this Agreement, by each director or officer of Pubco (including directors-by-deputization) who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Pubco upon the registration of any class of equity security of Pubco pursuant to Section 12 of the Exchange Act (with the authorizing resolutions specifying the name of each such officer or director whose acquisition or disposition of securities is to be exempted and the number of securities that may be acquired and disposed of by each such Person pursuant to this Agreement).

(c)                                  If any Takeover Law or other similar law or regulation becomes or is deemed to become applicable to this Agreement or any of the transactions contemplated hereby, Pubco shall use its reasonable best efforts to render such law or regulation inapplicable to all of the foregoing.

(d)                                 Pubco covenants that all shares of Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable and not subject to any preemptive right of stockholders of Pubco or to any right of first refusal or other right in favor of any Person.

Section 2.4                                    Withholding; Certification of Non-Foreign Status.

(a)                                 If Pubco shall be required to withhold any amounts by reason of any federal, state, local or foreign tax rules or regulations in respect of any Exchange, Pubco shall be entitled to take such action as it deems appropriate in order to ensure compliance with such withholding requirements, including, at its option, withholding shares of Class A Common Stock with a fair market value equal to the minimum amount of any taxes that Pubco may be required to withhold with respect to such Exchange. To the extent that amounts are (or property is) so withheld and paid over to the appropriate taxing authority, such withheld amounts (or property) shall be treated for all purposes of this Agreement as having been paid (or delivered) to the applicable Member.

(b)                                 An exchanging Member shall deliver to Pubco a certification of non-foreign status that meets the requirements of Treasury Regulation Section 1.1445-2(b) and Section 1446(f) of the Code prior to an Exchange. In the event the Member does not provide such certification, Pubco shall nevertheless deliver or cause to be delivered to the exchanging Member the Class A Common Stock or the Cash Payment in accordance with Section 2.1, but subject to withholding as provided in Section 2.4(a).

Section 2.5                                    Tax Treatment.

Unless otherwise required by applicable law, the parties hereto acknowledge and agree that any Exchange with Pubco or the Company shall be treated as a direct exchange between Pubco and the Member for U.S. federal and applicable state and local income tax purposes. The parties hereto intend to treat any Exchange consummated hereunder as a taxable sale of the Exchangeable Units in a transaction governed by Section 1001 of the Code by the exchanging Member to Pubco for U.S. federal and applicable state and local income tax purposes and no party hereto shall take an position inconsistent with such intended tax treatment on any tax return, amendment thereof or any other communication with a taxing authority, in each case unless otherwise required by a “determination” within the meaning of Section 1313 of the Code.

Section 2.6                                    Distributions.

No Exchange will impair the right of an exchanging Member to receive any distribution for periods ending on or prior to the Exchange Date for such Exchange (but for which payment had not yet been made with respect to the Exchangeable Units in question at the time the Exchange is consummated).

ARTICLE III.

Section 3.1                                    Representations and Warranties of Pubco.

Pubco represents and warrants that (i) it is a corporation duly incorporated and is existing and in good standing under the laws of the State of Delaware, (ii) it has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to issue the Class A Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by Pubco and the consummation by it of the transactions contemplated hereby (including the issuance of the Class A Common Stock) have been duly authorized by all necessary corporate action on the part of Pubco, including all actions necessary to ensure that the acquisition of shares of Class A Common Stock pursuant to the transactions contemplated hereby, to the fullest extent of each of Pubco’s Board of Directors’ power and authority and to the extent permitted by law, shall not be subject to any Takeover Laws, (iv) this Agreement constitutes a legal, valid and binding obligation of Pubco enforceable against Pubco in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and (v) the execution, delivery and performance of this Agreement by Pubco and the consummation by Pubco of the transactions contemplated hereby will not (A) result in a violation of the certificate of incorporation of Pubco or the bylaws of Pubco or (B) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Pubco is a party, or (C) based on the representations to be made by each Member pursuant to the written election in the form of Exhibit A attached hereto in connection with Exchanges made pursuant to the terms of the Agreement, result in a violation of any law, rule, regulation, order, judgment or decree applicable to Pubco or by which any property or asset of Pubco is bound or affected, except with respect to clause (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations that would not reasonably be expected to have a material adverse effect on Pubco or its business, financial condition or results of operations.

Section 3.2                                    Representations and Warranties of the Company.

The Company represents and warrants that (i) it is a limited liability company duly formed and is existing and in good standing under the laws of the State of Delaware, (ii) it has all requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, (iv) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, (v) it is an entity treated as a partnership for U.S. federal income tax purposes and is not classified as a “publicly traded partnership” as defined under Section 7704 of the Code, and (vi) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (A) result in a violation of the certificate of formation of the Company or the LLC Agreement or (B) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected, except with respect to clause (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations that would not reasonably be expected to have a material adverse effect on the Company or its business, financial condition or results of operations.

Section 3.3                                    Representations and Warranties of the Members.

Each Member, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, to the extent such concept exists in its jurisdiction of organization, is existing and in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Member, (iv) this Agreement constitutes a legal, valid and binding obligation of such Member enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally and (v) the execution, delivery and performance of this Agreement by such Member and the consummation by such Member of the transactions contemplated hereby will not (A) if it is not a natural person, result in a violation of the certificate of incorporation, bylaws or other organizational documents of such Member, (B) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Member is a party or by which any property or asset of such Member is bound or affected, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Member, except with respect to clause (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations that would not in any material respect result in the unenforceability against such Member of this Agreement.

ARTICLE IV.

Section 4.1                                    Notices.

All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) delivered by means of electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if emailed before 5:00 p.m. Eastern Time on a Business Day, and otherwise on the next Business Day, or (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the address for such recipient set forth in the Company’s books and records, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

If to the Company or Pubco to:

AdaptHealth Holdings LLC
122 Mill Road, Suite A130

Phoenixville, Pennsylvania 19460

Attention:                 Luke McGee

Email:                                    luke.mcgee@adapthealth.com

with a copy (which shall not constitute notice to the Company or Pubco) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attention:  Steven J. Gartner and Michael E. Brandt

Email:                                    sgartner@willkie.com and mbrandt@willkie.com

Section 4.2                                    Permitted Transferees.

To the extent that a Member (or an applicable Permitted Transferee of such Member) validly transfers after the date hereof any or all of its Common Units and corresponding shares of Class B Common Stock after taking into account the Exchange Rate (to the extent that such Member holds such shares), to a Permitted Transferee of such Person or to any other Person in a transaction not in contravention of, and in accordance with, the LLC Agreement, then the transferee thereof shall have the right to execute and deliver a joinder to this Agreement, in the form attached hereto as Exhibit C. Upon execution of any such joinder, such transferee shall, with respect to such transferred Common Units and shares of Class B Common Stock (to the extent that such Member holds such shares), be entitled to all of the rights and bound by each of the obligations applicable to the relevant transferor hereunder; provided that the transferor shall remain entitled to all of the rights and bound by each of the obligations with respect to Common Units and shares of Class B Common Stock (to the extent that such Member holds such shares) that were not so transferred.

Section 4.3                                    Severability.

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 4.4                                    Counterparts.

This Agreement and any amendments may be executed simultaneously in two or more counterparts and delivered via facsimile or .pdf, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Section 4.5                                    Entire Agreement.

This Agreement together with the LLC Agreement and the Tax Receivables Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto and their Permitted Transferees, any rights or remedies hereunder.

Section 4.6                                    Further Assurances.

Each party hereto shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by any other party hereto to give effect to and carry out the transactions contemplated herein.

Section 4.7                                    Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 4.8                                    Consent to Jurisdiction.

Each party hereto irrevocably submits to the exclusive jurisdiction of the United States District Court for the State of Delaware and the state courts of the State of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party hereto further agrees that service of any process, summons, notice or document by United States certified or registered mail (in each such case, prepaid return receipt requested) to such party’s respective address set forth in the Company’s books and records or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party shall be effective service of process in any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District Court for the State of Delaware or the state courts of the State of Delaware and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

Section 4.9                                    Waiver of Jury Trial.

BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT (INCLUDING THE COMPANY) HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES HEREUNDER.

Section 4.10                             Amendments.

The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Company and (ii) Members holding a majority of the then outstanding Common Units (excluding Common Units held by Pubco); provided that no amendment may disproportionately affect the rights of a Member compared to other Members without the consent of such Member. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 4.11                             Assignment.

Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, assigns and Permitted Transferees.

Section 4.12                             Independent Obligations.

The obligations of each Member hereunder are several and not joint with the obligations of any other Member, and no Member shall be responsible in any way for the performance of the obligations of any other Member under hereunder. The decision of each Member to enter into to this Agreement has been made by such Member independently of any other Member. Nothing contained herein, and no action taken by any Member pursuant hereto, shall be deemed to constitute the Members as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Members are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

Section 4.13                             Specific Enforcement.

The parties hereto acknowledge that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

ADAPTHEALTH CORP.

By:
Name: Luke McGee
Title:

ADAPTHEALTH HOLDINGS LLC

By:	/s/ Luke McGee
Name: Luke McGee
Title:

MEMBERS

2321 CAPITAL LLC

	By:	/s/ Luke McGee
		Name:	Luke McGee
Title:

AMPEV LLC

	By:	/s/ Jason Young
		Name:	Jason Young
Title:

BLUE RIVER NJ LLC

	By:	/s/ Luke McGee
		Name:	Luke McGee
Title:

BLUEMOUNTAIN SUMMIT OPPORTUNITIES FUND II (US) L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ Richard Horne
	Name:	Richard Horne
	Title:	Deputy General Counsel, Tax

CFCP LLC

By:	/s/ Nicholas Gargano
	Name:	Nicholas Gargano
Title:

FRESHPOND INVESTMENTS LLC

By:	/s/ Luke McGee
	Name:	Luke McGee
	Title:	Managing Member

JEDI ENTERPRISES LLC

By:	/s/ John M. Gvodas Jr.
	Name:	John M. Gvodas Jr.
	Title:	Member/Manager

LBM DME HOLDINGS LLC

By:	/s/ Luke McGee
	Name:	Luke McGee
Title:

MAYAID2001 LLC

By:	/s/ Christopher Joyce
	Name:	Christopher Joyce
Title:

MCLARTY CAPITAL PARTNERS SBIC. LP

By:	/s/ Christopher D. Smith
	Name:	Christopher D. Smith
	Title:	Co-Founder & President

OCEAN ROCK NJ LLC

By:	/s/ Luke McGee
	Name:	Luke McGee
Title:

PLAINS CAPITAL LLC

By:	/s/ Luke McGee
	Name:	Luke McGee
Title:

QUAD CAPITAL LLC

By:	/s/ Luke McGee
	Name:	Luke McGee
Title:

QUADRANT MANAGEMENT, INC.

By:	/s/ Marco Vega
	Name:	Marco Vega
	Title:	COO

VERUS EQUITY HOLDING COMPANY LLC

By:	/s/ Richardson Roberts
	Name:	Richardson Roberts
Title:

VERUS NOTE HOLDING COMPANY LLC

By:	/s/ Richardson Roberts
	Name:	Richardson Roberts
Title:

WHEATFIELD LLC

By:	/s/ Gregg Holst
	Name:	Gregg Holst
Title:

Exhibit A

2321 Capital LLC

AMPEV LLC

BlueMountain Summit Opportunities Fund II (US) L.P.

Blue River NJ LLC

CFCP LLC

Fresh Pond Investment LLC

Jedi Enterprises, LLC

LBM DME Holdings LLC

Mayaid2001 LLC

McLarty Capital Partners SBIC, L.P

Ocean Rock NJ LLC

Plains Capital LLC

Quad Capital, LLC

Quadrant Management, Inc.

Verus Equity Holding Company LLC

Verus Note Holding Company LLC

Wheatfield LLC

Exhibit B

Form of

Exchange Notice

AdaptHealth Holdings LLC

122 Mill Road, Suite A130

Phoenixville, Pennsylvania 19460

Attention: Luke McGee

Email:    luke.mcgee@adapthealth.com

Reference is hereby made to the Exchange Agreement, dated as of November 8, 2019 (as amended from time to time, the “Exchange Agreement”), by and among AdaptHealth Holding Corporation, a Delaware corporation (“Pubco”), AdaptHealth Holdings LLC, a Delaware limited liability company (the “Company”), and the holders from time to time of the Company’s Common Units listed on Exhibit A to the Exchange Agreement (collectively, the “Members” and individually, a “Member”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Member hereby transfers to Pubco effective as of the Exchange Date, the number of Exchangeable Units in Exchange for either shares of Class A Common Stock to be issued in its name as set forth below or, at the option of Pubco, the Cash Payment payable to the account set forth below, in accordance with the terms of the Exchange Agreement.

Legal Name of Member: [•]

Address: [•]

Number and Type of Exchangeable Units to be Exchanged: [•]

Number of shares of Class B Common Stock to be Exchanged (if any) : [•]

If Pubco elects a Cash Payment:

Account Number: [•]

Legal Name of Account Holder: [•]

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Exchange Notice and to perform the undersigned’s obligations hereunder; (ii) this Exchange Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Exchangeable Units and shares of Class B Common Stock subject to this Exchange Notice are being transferred to the Company, free and clear of any Liens; (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned, the Exchanged Units or shares of Class B Common Stock subject to this Exchange Notice is required to be obtained by the undersigned for the transfer of such Exchanged Units or shares of Class B Common Stock to the Company; and (v) the undersigned is either not currently in possession of material non-public information concerning Pubco or will not be in possession of such material non-public information at the time the shares of Class A Common Stock are sold by the undersigned in any public sale.

The undersigned hereby irrevocably constitutes and appoints any officer of Pubco or the Company as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Company the Exchanged Units and shares of Class B Common Stock (if any) subject to this Exchange Notice and to deliver to the undersigned the shares of Class A Common Stock or Cash Payment to be delivered in Exchange therefor.

IN WITNESS WHEREOF, the undersigned, but authority duly given, has caused this Exchange Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

[•]

Name:
Title:
Dated:

Exhibit C

Form of

Joinder

This Joinder (“Joinder”) is a joinder to the Exchange Agreement, dated as of November 8, 2019 (as amended from time to time, the “Exchange Agreement”), by and among AdaptHealth Holding Corporation, a Delaware corporation (“Pubco”), AdaptHealth Holdings LLC, a Delaware limited liability company (the “Company”), and the holders from time to time of the Company’s Common Units listed on Exhibit A to the Exchange Agreement (collectively, the “Members” and individually, a “Member”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The Company, Pubco and the undersigned agree that all questions concerning the construction, validity and interpretation of this Joinder shall be governed by, and construed in accordance with, the law of the State of Delaware, without giving effect to any choice or conflict of law provision or rule, notwithstanding that public policy in Delaware or any other forum jurisdiction might indicate that the laws of that or any other jurisdiction should otherwise apply based on contacts with such state or otherwise. In the event of any conflict between this Joinder and the Exchange Agreement, the terms of this Joinder shall control.

The undersigned, having acquired Common Units and, if applicable, shares of Class B Common Stock, hereby joins and enters into the Exchange Agreement. By signing and returning this Joinder to the Company and Pubco, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Member contained in the Exchange Agreement, with all attendant rights, duties and obligations of a Member thereunder and (ii) makes each of the representations and warranties of a Member set forth in Section 3.3 of the Exchange Agreement as fully as if such representations and warranties were set forth herein. The parties to the Exchange Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Exchange Agreement by the undersigned and, upon receipt of this Joinder by the Company and Pubco, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

[•]

Name:
Title:
Dated:

Address for Notice: [•]